Northwestern Mutual Series Fund, Inc.

Domestic Equity Portfolio
Supplement Dated March 15, 2024 to the

Summary Prospectus for the Domestic Equity Portfolio Dated May 1, 2023
The following information supplements the Summary Prospectus for the Domestic Equity Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Domestic Equity Portfolio
Effective in July 2023, Robert A. Vogel, Jr. no longer serves as a co-portfolio manager for the Domestic Equity Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Nikhil G. Lalvani, CFA, Managing Director, Senior Portfolio Manager and Team Leader, has been with Macquarie Asset Management since 1997, and has co-managed the Portfolio since 2012.
Kristen E. Bartholdson, Managing Director and Senior Portfolio Manager, has been with Macquarie Investment Management since 2006, and has co-managed the Portfolio since 2012.
Erin Ksenak, Senior Vice President and Portfolio Manager, has been with Macquarie Asset Management since May 2017, and has co-managed the Portfolio since December 2020.”
Please retain this Supplement for future reference.